SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  JUNE 12, 2001
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                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-30673                      13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
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          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.
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     On June 12, 2001, NTL  issued a press release reaffirming that it is on track to meet or exceed its quarterly and yearly guidance.

     A copy of the press release referenced herein is attached as Exhibit 99.1.


Item 7.    Financial Statements and Exhibits.                              Page
-------    ----------------------------------                              ----
           Exhibits

99.1       Press Release, dated June 12, 2001.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:    Richard J. Lubasch
                                              Title:   Executive Vice President-
                                                        General Counsel


Dated: June 13, 2001

                                  EXHIBIT INDEX
                                  -------------

Exhibit
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99.1     Press Release, dated June 12, 2001

                                                                    Exhibit 99.1

  For Immediate Release                                            June 12, 2001

                 NTL  REAFFIRMS  THAT IT IS ON TRACK TO MEET OR
                    EXCEED ITS QUARTERLY AND YEARLY GUIDANCE
                    ----------------------------------------


New York (June 12, 2001) - In response to recent volatility in the Company's share price and trading volume, NTL Incorporated (NYSE: NLI; Nasdaq Europe:
NTLI) reaffirms that it is on target to meet or exceed previously announced guidance for the second quarter and full year in all respects.

 "NTL remains pleased with its operational results so far this year and have every indication that we will meet or exceed our targets for the second quarter and full year," stated Barclay Knapp, Chief Executive Officer of NTL. "We expect to reaffirm or revise guidance upwards for the remainder of 2001 at our second quarter results meeting."

NTL will be holding its second quarter results meeting on or about August 1st.

                        - Ends -

For more information contact

In the US:

Investor Relations:
John F. Gregg, Senior Vice President - Chief Financial Officer
Bret Richter, Vice President - Corporate Finance and Development
Tamar Gerber, Director - Investor Relations
Tel: +1 212 906 8440, or via e-mail at investor_relations@ntli.com

The Abernathy MacGregor Group  - Winnie Lerner, +1 212 371 5999

In the UK:

Media:
Alison Kirkwood, Media Relations, +44 (0)1256 752 662
Malcolm Padley, Media Relations, +44 (0)1256 753408 / 07788 978199
Nicola Mitchell, Media Relations, +44 (0)1256 753 719 / 07900 678 257

Buchanan Communications - Richard Oldworth, Mark Edwards or Jeremy Garcia
Tel: +44 (0)20 7466 5000

Investor Relations:
Virginia McMullan, +44 (0)207 909 2144,
or via e-mail at investorrelations@ntl.com
Tel: (001) 212 371 5999

More on NTL

* NTL offers a wide range of communications services to homes and business customers throughout the UK, Ireland, Switzerland, France, Germany and Sweden. Over 20 million homes are located within the NTL's group franchise areas, covering major European cities including London, Paris, Frankfurt, Zurich, Stockholm, Geneva, Dublin, Manchester and Glasgow. NTL and its affiliates collectively serve over 8.4 million residential cable telephony and Internet customers, including approximately 1.9 million off-net Internet and telephony customers.

* In the UK, over 11 million homes are located within NTL's fibre-optic broadband network, which covers nearly 50% of the UK including, London, Manchester, Nottingham, Oxford, Cambridge, Cardiff, Glasgow and Belfast. NTL now serves over 2.8 million on-net residential, cable telephony and Internet customers and approximately 1.9 million off-net Internet and telephony customers, across the UK.

* NTL has over 76,000 UK business customers, including Royal Bank of Scotland, Comet, AT&T and Orange. NTL offers a broad range of technologies and resources to provide complete multi-service solutions for businesses from large corporations to local companies.

* NTL has a 40-year history in Broadcast TV and radio transmission and helped pioneer the technologies of the digital age. 22 million homes watch ITV, C4 and C5 thanks to NTL's broadcast transmitters.